AMENDED AND RESTATED LOCK-UP AGREEMENT

This Amended and Restated Lock-Up Agreement (the “Agreement”) is entered into by and among WestPark Capital, Inc., I-Bankers Securities, Inc. and Joseph Gunnar & Co., LLC (collectively, the “Underwriters”), China Century Dragon Media, Inc. (the “Company”) and the undersigned.

WHEREAS, the undersigned is a security holder of the Company;

WHEREAS, the undersigned and WestPark Capital, Inc. entered into a Lock-Up Agreement in July 2009 regarding the undersigned’s transfer or disposal of the securities of the Company owned by the undersigned (the “First Lock-Up Agreement”);

WHEREAS, the undersigned agreed to the terms of a Lock-Up Agreement, in the form attached as Exhibit C to the Amended and Restated Share Exchange Agreement dated as of April 23, 2010 by and among CD Media (Holding) Co., Limited (“CD Media BVI”), Huizhou CD Media Co., Ltd., Beijing CD Media Advertisement Co., Ltd., and all of the shareholders of CD Media BVI, regarding the undersigned’s transfer or disposal of the securities of the Company owned by him, her or it (the “Second Lock Up-Agreement,” and collectively with the First Lock-Up Agreement, the “Original Lock-Up Agreements”);

WHEREAS, the parties desire to amend and restate the undersigned’s obligations under the Original Lock-Up Agreements with respect to the securities of the Company owned by the undersigned as set forth herein in connection with the Company’s public offering of its common stock contemplated pursuant to that certain registration statement on Form S-1 (File No. 333-166866) (the “Registration Statement”) filed with the Securities and Exchange Commission.

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

AGREEMENT

1.            Lock-Up Restrictions.  Other than as set in this Agreement, the undersigned agrees that he, she or it shall not: (a) sell, assign, exchange, transfer, pledge, distribute or otherwise dispose of (i) any securities of the Company held by the undersigned or (ii) any interest (including, without limitation, an option to buy or sell) in any such securities, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose; or (b) engage in any transaction in respect to any such securities held by the undersigned or any interest therein, the intent or effect of which is the effective economic disposition of such securities (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions) (the foregoing restrictions are referred to herein as “Lock-Up Restrictions”).

2.           Release of Lock-Up Restrictions.  All securities of the Company held by the undersigned shall be released from the Lock-Up Restrictions on the date that is six (6) months subsequent to the date on which the Company’s common stock begins to be listed or quoted on either the New York Stock Exchange, NYSE Amex, NASDAQ Global Market, NASDAQ Capital Market or the OTC Bulletin Board.  The Underwriters, in their discretion and acting unanimously, may release from the Lock-up Restrictions some or all the securities of the Company held by the undersigned earlier than the schedule set forth in this Lock-up Agreement.

3.           Legend.  The certificates evidencing the securities of the Company held by the undersigned held by the undersigned shall bear a legend as set forth below (the “Lock-Up Legend”) and such Lock-Up Legend shall remain during the term of this Agreement as set forth above:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN LOCK-UP AGREEMENT BY AND BETWEEN THE COMPANY, A DELAWARE CORPORATION, AND THE HOLDER HEREOF (THE “LOCK-UP AGREEMENT”), AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, ENCUMBERED, PLEDGED, DISTRIBUTED OR OTHERWISE DISPOSED OF PRIOR TO THAT CERTAIN TIME PERIOD DETAILED IN THE LOCK-UP AGREEMENT. UPON SATISFACTION OF THE REQUIREMENTS SET FORTH HEREIN, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) UPON THE EXPIRATION OF THE TIME PERIOD SPECIFIED IN THE LOCK-UP AGREEMENT.  A COPY OF THE LOCK-UP AGREEMENT IS AVAILABLE FOR REVIEW AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

4.           This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.  This Agreement may be executed and delivered by facsimile.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Lock-Up Agreement as of the date first written above.

Printed Name of Undersigned Holder

Signature

By:

Title (if applicable):

[SIGNATURE PAGE FOR COMPANY AND UNDERWRITERS TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Lock-Up Agreement as of the date first written above.

CHINA CENTURY DRAGON MEDIA, INC.

By: HaiMing Fu
Its: Chief Executive Officer

WESTPARK CAPITAL, INC.

By: Richard Rappaport
Its: President

I-BANKERS SECURITIES, INC.

By:
Its:

JOSEPH GUNNAR & CO., LLC

By:
Its: